EXHIBIT 10.28.3



                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
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     This  SECOND  AMENDMENT  is made,  effective  February  19,  2003,  between
Oglethorpe  Power   Corporation  (the  "Company")  and  Elizabeth  Bush  Higgins
("Employee").

     In consideration for the Company's continued employment of Employee, Employee's continued employment with the Company, and other good and valuable consideration, the parties hereby mutually agree to amend and supplement their original August 1, 2000 Employment Agreement ("Agreement") and their Amendment to Employment Agreement dated May 8, 2001 ("First Amendment"), in the following manner:

Paragraph 3 of the Agreement and First Amendment are hereby amended as follows:

(a) Base Salary. For all services rendered by Employee during the Term of the Agreement (as defined in paragraph I of the Agreement), the Company shall pay Employee a minimum annual base salary of One Hundred and Sixty Five Thousand Dollars ($165,000.00), payable in equal semi-monthly installments, less applicable withholdings.

(c)    Retention Bonus.

     (1) In recognition of Employee's past service with the Company, and to incentivize Employee to enter into this Second Amendment the Company will pay Employee a lump-sum payment equaling thirty thousand dollars ($30,000.00), less applicable withholdings, to be paid on the next pay period after Employee executes this Second Amendment.

     (2) If Employee is employed by the Company through June 30, 2003, Employee will receive a lump-sum payment equaling twenty-five thousand dollars ($25,000.00), less applicable withholdings, to be paid by July 31, 2003. Employee agrees she is not entitled to this payment if, prior to June 30, 2003, Employee ceases or terminates employment with the Company other than for "Good Reason" as defined in paragraph 4(c) of the Agreement, or if she is terminated for "Cause" as defined in paragraph 4(a) of the Agreement.

     (3) If Employee is employed by the Company through January 1, 2004, Employee will receive a lump-sum payment equaling twenty-five thousand dollars ($25,000.00), less applicable withholdings, to be paid by January 31, 2004. Employee agrees she is not entitled to this payment if, prior to January 1, 2004, Employee ceases or terminates employment with the Company other than for "Good Reason" as defined in paragraph 4(c) of the Agreement, or if she is terminated for "Cause" as defined in paragraph 4(a) of the Agreement.

Paragraph 10 of the Agreement is hereby amended as follows:

10. Entire Agreement/Supersede First Amendment. This Second Amendment and the Agreement set forth the entire understanding and agreement of the Company and Employee with respect to the employment relationship between the Company and Employee which is the subject of this Second Amendment and the Agreement. The May 8, 2001 First Amendment entered into by the parties is hereby superseded by



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this Second Amendment.  No modification of or amendment to this Second Amendment or the Agreement shall be binding upon the Company or Employee unless in writing and signed by the parties. No provision of this Second Amendment shall be construed against or interpreted to the advantage or disadvantage of either party by any court, judicial, arbitral or other governmental authority by reason of such party having been deemed to have structured, written, drafted or dictated such provision.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment:

OGLETHORPE POWER COMPANY

By:     /s/ J. Calvin Earwood          Date:     February 11, 2003
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Name (Print):              J. Calvin Earwood
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Title:
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   /s/ Elizabeth B. Higgins                           February 20, 2003
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Elizabeth Bush Higgins                                       Date